Exhibit 99.1

Investor Presentation
Second Quarter Update - 2011

Forward-Looking Statements
 Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates,"
 "estimates," or similar expressions. Please refer to the Company's most recent
 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-
 looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums;
 obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions.
 Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

The Meadowbrook Approach - Predictability
We strive to deliver consistent results with a balanced business model
We are a specialty niche focused commercial insurance underwriter and insurance administration services company
  Our objective is to generate predictable results across the market cycle, with a target return on average equity of 10% - 17%
  To achieve these results we seek to leverage the unique characteristics of our balanced business model to generate:
 – Consistent, profitable underwriting results
 – Predictable investment income in a low-risk, high-quality, fixed income portfolio
 – Profitable growth both organically and through acquisitions
 – Strong cash flow from our insurance company subsidiaries and non-regulated fee-based services to leverage invested assets to equity and manage debt service
 – Steady fee and commission income

Meadowbrook Vitals
  Current market cap (at 8/4/11):  $482.7 million
  Outstanding shares (at 6/30/11): 52.9 million
  Weighted average shares (at 6/30/11): 53.3 million
  Book value (at 6/30/2011): $573.0 million
  Book value per share:  $10.84
 – Excluding unrealized gain / loss, net of deferred taxes: $9.99
 – Tangible book value per share (excluding goodwill and intangibles): $7.94

  Debt to equity: 19.6%; 5.5% excluding debentures
  Debt to total capital: 16.37%; 4.6% excluding debentures
  Current price / book:  .84 (at $9.06 share market price - as of 8/4/11)
  Dividend yield (at 8/4/11): 1.77%

  Statutory premium leverage (TTM 6/30/11) Actual  Targeted Maximum
 – GWP to Statutory surplus           2.3 to 1       2.75 to 1
 – NWP to Statutory surplus           2.0 to 1       2.25 to 1

  Insider ownership (at 6/30/11): 6.9%

Diverse Revenue
Sources
  Earned premium from insurance operations
  Fee revenue from risk management services
  Flexibility to utilize multiple distribution channels
Positioned to Manage
Insurance Cycles
Conservative
Investment
Philosophy
Ability to Attract and
Retain Talented
Professionals
Our model allows us to deliver more predictable results
  Product, program and geographic diversification
  Admitted market capabilities contribute to stability and higher renewal retention
  Non-admitted capabilities enable opportunistic response in volatile pricing environment
  High-quality fixed income approach to our $1.3 billion portfolio
  Investment approach reinforces our focus on underwriting profitability
  Insurance subsidiaries rated A- (Excellent) by A.M. Best
  Insurance subsidiary surplus levels can support meaningful premium growth
  Insurance subsidiaries have additional borrowing capacity through FHLB membership
  Generate cash flows from both regulated and non-regulated sources, which provides flexibility
  Manageable debt levels, with access to $35 million line of credit
 (no outstanding balance)
Strong Capital and
Liquidity Position
  Team of talented insurance professionals with a wide range of expertise across all functions and lines of business
  Regional structure enables associates to deliver strong and responsive local service to clients
What Makes Us Different:
We are Flexible and are Able to Adapt to Changing Market Conditions

Our Approach Has Delivered Results Over Time
Total Revenue ($M)
Net Operating Income ($M)
Shareholders’ Equity ($M)
Net Operating Income per Share
CAGR (2006 to 2010) = 24%
CAGR (2006 to 2010) = 28%
CAGR (2006 to 2010) = 28%
CAGR (2006 to 2010) = 10%

Capability Building Through Successful Acquisitions
Retail Agency Only
1955: Founded as a retail insurance agency
Core Capability Build Out
1985: Star Insurance Company
1990: Savers Property & Casualty Insurance Company
1994: American Indemnity Insurance Company
1996: Association Self Insurance Services
1997: Williamsburg National Insurance Company
 Crest Financial Services
1998: Ameritrust Insurance Corporation
 Florida Preferred Administrators, Inc.
1999: TPA Insurance Agency
Continued Synergistic Expansion
2007: USSU
2008: Procentury
Continued Synergistic Expansion
Strategic Staging of Acquisitions
  Meadowbrook actively reviews acquisition
 prospects on a strategic basis and enters into
 transactions that will increase long-term
 shareholder value
  We consider a range of strategic factors when
 looking at acquisitions including:
 – Opportunity to leverage our diverse
 revenue platform, by expanding current
 distribution, servicing capabilities, and
 complementary product lines and
 classes
 – Ability to attract talented insurance
 professionals that are a good fit with
 Meadowbrook culture
 – Opportunity to create “win-win” situation
 by mitigation our downside risk and
 providing seller with opportunity to obtain
 fair value through deal structure

Diverse Revenue Sources
Insurance Operations
Commission & Fee Revenue
Our most prominent source of revenue and income comes from our insurance operation;
commission revenue and fee-for-service revenue generate unregulated free cash flow
  Admitted and non-admitted products and
 programs
  Risk sharing vehicles
  Relatively small but provides a valuable
 source of unregulated cash flow
  Agency commission from non-affiliated
 carriers
  Managed program revenue
  Municipality and association clients
2010 Net Earned Premium: $659.8 M
2010 Pre-Tax Net Earned Premium Profit : $33.2M
2010 Net Investment Income: $54.2M
2010 Net Commission & Fee Revenue: $34.2 M
2010 Pre-Tax Commission & Fee Income: $11.7M

Insurance Operations
Diversified Commercial Positions Built to Manage Across Cycles
Main Street Excess
and Surplus Lines
Admitted Programs
Non-Admitted
Programs
Specialty Markets
  Homogeneous specialized programs
  Heterogeneous geographic centers
  Product focused
  Promotes specialty agents
  Broad classes of “Main Street”
 commercial risks
  Promotes General Agent
 distribution
  Specialized programs ignored or
 underserved by the standard market
  Promotes wholesalers with specialty
 underwriting authority
  Solutions designed for very specific
 products and market segments
2010 GWP: $532 M
2010 GWP: $147 M
2010 GWP: $47 M
2010 GWP: $76 M
  Food service industry
  Educators
  Auto re-possessors
  Health and fitness centers
Description
Examples
  Garage dealers
  Apartments, hotels and motels
  Contractors liability
  Restaurants, bars and taverns
  Oil and gas contractors
  Forced placed property
  Small business
  Pet-sitters
  Irrigation
  Excess workers’ comp
  Environmental
  Marine

National Scope with Regional Perspective
Balance of effective local touch, with efficient national coordination
Top 10 production states (TTM 6/30/2011)
  Talented associates are located throughout the country to serve the needs of regional clients
Bermuda

Diverse Mix of Business
TTM June 30, 2011 Gross Written Premium Business Mix
  We have built our business to
 create product diversification as
 indicated by the mix of business
  This platform enables us to
 grow our business
 opportunistically with a focus on
 underwriting discipline and
 pricing adequacy
  Our wide range of product
 expertise positions us well to
 support future growth
  Our new business is primarily
 rollover books of business with
 a proven track record of
 profitability

Meadowbrook Workers’ Compensation Profile
 We have strategically grown our workers’ compensation business. Overall, we believe we have achieved controlled profitable growth.
Workers’ Compensation Profile
History of Proven
Profitable
Performance

Expense Ratio Analysis

YTD June 30, 2010 and 2011 GAAP Expense Ratio Comparison
Net earned premium   $314.2M    $352.1M
Policy acquisition   $109.2M   $119.9M
and other u/w expenses
Expense ratio  34.8%   34.0%

Focus on Generating Consistent
Investment Income
Robust top line growth has led to a larger investment base and a meaningful increase in NII
  Pre-tax book yield was
 4.2% at 6/30/2011 vs.
 4.5% at 12/31/2007
  The duration of our
 portfolio increased to 5.0
 years at 6/30/2011 from
 4.4 years at 12/31/2007
  The duration of our $1.3
 billion portfolio is 5 years
  The duration on net
 reserves of $829 million is
 approximately 3.5 years
  Net investment income
 YTD 6/30/11 increased by
 3.2% compared to YTD
 6/30/10
Pre-tax Net Investment Income ($ in M) and Average
Investment Yield
*4.4
*4.8
*5.1
*5.0
*5.0
*Effective Duration

We Maintain a High Quality, Low Risk Investment Portfolio
We maintain a conservative investment portfolio
Portfolio Allocation and Quality
  Low equity risk exposure
 – 98% fixed income and
 cash
 – 2% equity
  High credit quality
 – 99% of bonds are
 investment grade
 – Average S&P rating of
 AA / Moody’s of Aa3
  Interest Rate Risk Protection
 – Hold to Maturity
 – High Credit Quality =
 Low Historical
 Impairments
 – Access to additional
 capital if needed
NOTE: Data above as of June 30, 2011
$’s in (000’s)	% Allocation 6/30/2011	Fair Value	Gross Unrealized Gain Position	Avg. Moody's	Avg. S&P
Fixed Income
US Government and Agencies	2%	$ 24,696	$ 1,373	Aaa	AAA
Corporate	34%	$ 456,077	$ 23,993	A2	A
Mortgage and Asset Backed	18%	$ 243,220	$ 13,725	Aaa	AAA
Municipal	43%	$ 571,583	$ 29,643	Aa2	AA+
Preferred Stock Debt	0%	$ 2,416	$ 492	Ba2	BB
Total Fixed Income	98%	$1,297,993	$ 69,226
Equities
Preferred Stock	1%	$ 13,881	$ 2,509
Mutual Funds	1%	$ 15,783	$ 1,020
Total Equities	2%	$ 29,664	$ 3,529

Capital Management
Our goal is to be efficient managers of capital; we initiated a dividend during 2008 and since this time we have returned $62.5M to shareholders through dividends and share repurchases
$ in millions
$8.1

Highlights ($ in M, except per share amounts)
As compared to 2010 gross written premium is up 10.2%, our net operating income ex unusual storm losses and development has increased meaningfully.
	YTD 6/30		Per Share
	2010	2011	2010	2011
Gross Written Premium	$ 397.0	$ 437.6

Reported Net Operating Income (NOI*)	$ 29.4	$ 23.0	$ 0.54	$ 0.43
Unusual Storm Losses (Net of Tax)	$ 1.3	$ 3.6	$ 0.02	$ 0.07
PY Development (Net of Tax)	$ (10.7)	$ (1.5)	$ (0.19)	$ (0.03)
NOI Ex Unusual Storm Losses and Development	$ 20.0	$ 25.1	$ 0.37	$ 0.47

Reported GAAP Combined Ratio	94.2%	98.4%

Accident Year Combined Ratio Ex Unusual Storm Losses	98.9%	97.4%
* Net operating income is a non-GAAP measure the Company defines as net income excluding after-tax realized gains and losses.

Full Year 2011 Guidance and Long Term Value Creation
Looking ahead, we believe our balanced business model positions us well to continue to deliver predictable earnings
Gross Written Premium
  Range of $830M - $850M
GAAP Combined Ratio
  Range of 96.0% - 97.0%

Net income from operations
  $53.0M - $58.5M
Net operating income per share
  $1.00 - $1.10
2011 Original Guidance
  Leverage multiple revenue
 sources and diverse insurance
 offering to maximize
 opportunities across market
 cycles
  Increase underwriting leverage
 through selective growth
 opportunities, while sustaining
 appropriate diversification
  Increase investment leverage
 through cash from operations
  Leverage fixed costs over a
 larger revenue base
  Increase fee-for service
 income through new
 opportunities and margin
 expansion
Driving Long-term
 Enterprise Value
2011 Original Guidance
 Adjusted for Q2*
 Unusual Storm Losses
Gross Written Premium
  Range of $830M - $850M
GAAP Combined Ratio
  97.0% - 98.0%

Net income from operations
  $48.9M - $54.4M
Net operating income per share
  $0.92 - $1.02
* The Q2 unusual storm losses were
$4.1M net of tax or $.08/diluted
share.